                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 31, 2006

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-27121                                          35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA           90212
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   (Address of Principal Executive Offices)                    (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As described in a Current Report on Form 8-K for March 31, 2006, on that date the registrant entered into a Prepayment Agreement with the John Wesley English Living Trust. The disclosures set forth in Item 1.02 of the Form 8-K for March 31, 2006 are hereby revised and restated as set forth below.

         On March 31, 2006, the registrant entered into a Prepayment Agreement with the John Wesley English Living Trust pursuant to which the registrant satisfied its indebtedness to the Trust by (1) applying the accounts receivable from the sale of one million dollars ($1,000,000) of rare and collectible coins to the John Wesley English Living Trust, (2) delivering a check in the amount of $850,000 and (3) delivering a check in the amount of $9,682.19, constituting accrued interest through March 31, 2006. The parties further agreed that the Trust would waive fifty thousand dollars ($50,000) of the principal amount of indebtedness in consideration of the registrant prepaying the indebtedness.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No.         Description
                  --------         -----------

                  10.1             Prepayment Agreement dated March 31, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 10, 2006                  SUPERIOR GALLERIES, INC.

                                       By: /s/ Silvano DiGenova
                                           -------------------------------------
                                           Silvano DiGenova,
                                           Chief Executive Officer

                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

                  Number            Description
                  ------            -----------

                  10.1     Prepayment Agreement dated March 31, 2006